Income Tax (Details) - Schedule of Net Taxable Income (Losses) Before Income Taxes and its Provision for Income Taxes - USD ($)	6 Months Ended
	Apr. 30, 2023	Apr. 30, 2022
Schedule of Net Taxable Income Losses Before Income Taxes and its Provision for Income Taxes [Abstract]
Income (loss) attributed to China	$ (4,927,475)	$ (5,123,078)
PRC statutory tax rate	25.00%	25.00%
Income tax expense at statutory rate
Reconciliation	20	127,661
Income tax expense/ (benefit)	$ 20	$ 127,661